Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Penske Automotive Group, Inc. (the “Company”) on Form 10-Q for the quarter ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Roger S. Penske and Robert T. O’Shaughnessy, Principal Executive Officer and Principal Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 8, 2008

/s/ Roger S. Penske
Roger S. Penske
Chief Executive Officer
Date: May 8, 2008

/s/ Robert T. O’Shaughnessy
Robert T. O’Shaughnessy
Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to Penske Automotive Group, Inc. and will be retained by Penske Automotive Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.